THE MAINSTAY FUNDS

MainStay MacKay Unconstrained Bond Fund

(the “Fund”)

Supplement dated December 11, 2020 (“Supplement”)

to the Summary Prospectus and Prospectus, each dated February 28, 2020,

each as amended June 30, 2020, as supplemented,
and to the Prospectus dated August 31, 2020,

and Statement of Additional Information, dated

August 31, 2020, as amended September 30, 2020 as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectuses and SAI.

At a meeting held on December 9-10, 2020, the Board of Trustees of The MainStay Funds considered and approved the following change to the Fund’s name, which will take effect on February 28, 2021:

Current Name	New Name
MainStay MacKay Unconstrained Bond Fund	MainStay MacKay Strategic Bond Fund

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.